February 9, 1999



U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

                           Re: SWISSRAY International, Inc. ("SRMI")
                                 SEC File No. 0-26972
                                 Annual Meeting

Dear Sirs:

         Enclosed herewith in accordance with applicable rules and regulations is preliminary filing of SRMI's Notice of Annual Meeting, Proxy and Proxy Statement.


                                                     Very truly yours,

                                                     \S\Gary B. Wolff
                                                        Gary B. Wolff
GBW:th
Enc.

                          SWISSRAY INTERNATIONAL, INC.
                          Proxy for 1998 Annual Meeting
                This Proxy is Solicited by the Board of Directors

         KNOW  ALL  MEN  BY  THESE  PRESENTS  that  I  (we),   the   undersigned
Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on the books on the record date, February 17, 1999, at the Annual Meeting of its Stockholders to be held at Hotel Intercontinental located at 111 E. 48th Street, New York, New York, on March 24, 1999, at 4:00 p.m., local time, or at any postponement or adjournments thereof, with all the powers the undersigned would possess if personally present.

         This Proxy, when properly executed, will be voted as directed below. In the absence of any direction, the shares represented hereby will be voted for the (a) election of the nominees listed, (b) ratification of the appointment of the auditors, (c) approval of the proposal to authorize the creation of a class of preferred stock, (d) approval of the proposal to reincorporate the Company in Delaware and (e) approval of the proposal to adopt the Company's 1999 Stock Option Plan.

[ ] Please mark your votes in this example.

1. Election of Directors, Election of the five nominees, Ruedi G. Laupper Josef Laupper, Dr. Erwin Zimmerli, Ueli Laupper and Dr. Sc. Dov Maor.

         [ ] For All Nominees               [ ] Withhold From All Nominees

The Board of Directors recommends a vote FOR the Nominees. If you do not wish your shares voted FOR a particular nominee, draw a line through that person's name above.

2. Approval of the appointment of Feldman Sherb Ehrlich & Co., P.C., as independent auditors of the Company for the fiscal year ending June 30, 1999.

         [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

3. Approval of the proposal to authorize a creation of a class of Preferred Stock.

         [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

4.       Approval of the proposal to reincorporate the Company in Delaware.

         [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

5.       Approval of the proposal to adopt the Company's 1999 Stock Option Plan.

         [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

                                          SIGNATURE(S) ________________________
                                                       ------------------------
                                          DATE ________________________________

NOTE: Please sign exactly as the name(s) appear hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                          SWISSRAY INTERNATIONAL, INC.
                         200 East 32nd Street, Suite 34B
                            New York, New York 10016





                                                              February 19, 1999

Dear Stockholder:

         You are  cordially  invited  to attend  the 1998  Annual  Meeting  (the
"Annual Meeting") of Stockholders of SWISSRAY International, Inc. (the "Company"), which will be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York on Wednesday, March 24, 1999, commencing at 4:00 p.m. (local time). By attending the meeting, you will have an opportunity to hear a report on the operations of your Company and to meet your directors and executives. We look forward to greeting as many of our stockholders as are able to be with us.

         At the Annual Meeting, you will be asked to (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb Ehrlich & Co., P,C. as the Company's independent public accountants for the fiscal year ending June 30, 1999; (3) consider and act upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to authorize the creation of a class of Preferred Stock; (4) consider and act upon the proposal to reincorporate the Company in Delaware; (5) consider and act upon a proposed to adopt the SWISSRAY International, Inc. 1999 Stock Option Plan; and (6) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement, then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998 (the "Annual Report") is being mailed to you together with the enclosed proxy materials.

                                Yours sincerely,


                                Ruedi G. Laupper
                             Chairman of the Board,
                      Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                         200 East 32nd Street, Suite 34B
                            New York, New York 10016
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On March 24, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting")) of SWISSRAY International, Inc., a New York corporation (the "Company"), will be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York on Wednesday, March 24, 1999, at 4:00 p.m. (local time) for the purpose of considering and voting upon the following matters:

         (1) To elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To ratify the Board of Directors' action of its appointment of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 1999;

         (3) To consider and act upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to authorize the creation of a class of Preferred Stock;

         (4) To consider and approve a proposal to reincorporate the Company in Delaware;

         (5) To consider and act upon a proposal to adopt the SWISSRAY International, Inc. 1999 Stock Option Plan; and

         (6) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998, Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on February 17, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Annual Meeting. It is important to you and the Company that your shares be voted at the Annual Meeting.

                                             By Order of the Board of Directors


                                Ruedi G. Laupper
                             Chairman of the Board,
                      Chief Executive Officer and President
February 19, 1999

                                IMPORTANT NOTICE:
         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 24, 1999

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of SWISSRAY International, Inc. , a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York on Wednesday, March 24, 1999, at 4:00 p.m. (local time) and at any adjournment thereof. Only stockholders of record as of the close of business on February 17, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30,, 1998 (the "Annual Report"), are being sent or given to the stockholders on or about February 19, 1999.

         At the Annual Meeting, the Stockholders of the Company will be asked to: (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 1999; (3) consider and act upon a proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to authorize the creation of a class of Preferred Stock; (4) consider and act upon the proposal to reincorporate the Company in Delaware; (5) consider and act upon a proposal to adopt the SWISSRAY International, Inc. 1999 Stock Option Plan (the "Stock Option Plan"); and (6) transact such other business as may properly come before the meeting and any adjournments thereof.

         Principal executive offices of the Company are located at Turbistrasse 25-27, CH-6280 Hochdorf, Switzerland and at 200 East 32nd Street, Suite 34B, New York, New York 10016. The Company's telephone number in Switzerland is 011-41-41-914-1200 and in the United States is 212-545-0095.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

Solicitation of Proxies

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) elect five directors to the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the appointment of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 1999; (3) approve and adopt an amendment to the Company Certificate of Incorporation which would authorize the creation of a class of Preferred Stock; (4) approve the proposal to reincorporate the Company in Delaware; (5) adopt the SWISSRAY International, Inc. 1999 Stock Option Plan; and (6) transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

Revocation of Proxies

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual meeting, by attending the Annual Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 200 East 32nd Street, Suite 34B, New York, New York 10016, Attention:
Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

Voting Securities and Beneficial Ownership

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on February 17, 1999, there were __________ shares of the Common Stock outstanding.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy. Cumulative voting for the nominees for directors is not permitted. Assuming a quorum, the nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

         If sufficient stockholders approve Proposal #4 (the reincorporation proposal), the Board of Directors will merge the Company into a wholly-owned Delaware subsidiary of the Company which would be the surviving corporation and adopt the Certificate of Incorporation of the Delaware subsidiary attached as Exhibit A hereto as the Certificate of Incorporation of the surviving corporation, thereby reincorporating the Company in Delaware and (assuming stockholder approval of Proposal #3 (the "Preferred Share" proposal)) creating a class of Preferred Stock.

         If Proposal #4 is not approved and Proposal #3 is approved, the creation of a class of Preferred Stock will be effectuated through amendment to the Company's current Certificate of Incorporation in accordance with the Business Corporation Law of the State of New York.

         Pursuant to New York law, approval of the Reincorporation Proposal requires the affirmative vote of no less than two-thirds of all outstanding shares entitled to vote thereon, while approval of the other Proposals require the affirmative vote of a majority of all outstanding shares entitled to be voted thereon, in person or by proxy, at the meeting.

         Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of February 17, 1999 (except where otherwise noted) with respect to (a) each person or firm known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Company, (c) the Company's executive officers and (d) all officers and directors of the Company as a group.

                                                              No. Of Shares     Percentage of
                                                                Beneficially            Shs. Benficially
Name and Address of Beneficial Owner (1)               Owned (2)          Owned (2)
----------------------------------------             --------------    ------------
Ruedi G. Laupper (3)                                    410,259                            %
Josef Laupper (4)                                                       50,000                      %
Erwin Zimmerli (5)                                                       5,000                      *
Ueli Laupper                                                                                        %
Erich A. Kalbermatter                                                                      %
Dov Maor                                                                                            %
Michael Laupper                                                                                     %
_________________    [Insert convertible debenture holders
_________________      and any other 5% holders]      Footnotes 6 and above

All directors and officers as
 a group (seven persons)                                                                            %
---------------

o Represents less than 1% of the __________ shares outstanding as of February 17, 1999 (the "Record Date").

(1) Unless otherwise indicated, the address for each named individual is in care of SWISSRAY International, Inc., 200 East 32nd Street, Suite 34B, New York, New York 10016.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock benefically owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement, have been exercised.

(3) Includes (i) 30,000 shares owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him;
         (ii) 368,259 shares owned indirectly by Ruedi G. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by him and
         (iii) 12,000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him.
(4) Includes 50,000 shares owned indirectly b Josef Laupper through Lairy Investment Inc., a corporation in which he is a majority shareholder.
(5) Includes 5,000 shares which may be acquired upon exercise of immediately exercisable options.

         As of the record  date,  an  aggregate  principal  outstanding  balance
(exclusive of interest) for those Convertible Debentures referred to below amounts to $____________. None of these convertible debentures are owned by officers and/or directors of the Company.

(6) Includes _______ shares which may be issued, at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures") assuming conversion based on the last reported sales price on February 17, 1999.

(7) Includes _______ shares which may be issued, at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures") assuming conversion based on the last reported sales price on February 17, 1999.





         In addition, the only record holder known by the Company to hold more than five percent of the Company's Common Stock is Cede & Co., P.O. Box 20, Bowling Green Station New York, New York 10004. As of the record date Cede & Co. held a total of _________ shares of the Company's Common Stock, which represented approximately __% of the total number of shares outstanding. Cede & Co. is a nominee of the Depository Trust Company, which holds such shares of record on behalf of various of its customers. The names of all of the beneficial owners of the shares held by those stockholders are unknown to Management.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The directors are elected annually by the stockholders of the Company. The By-laws of the Company provide that the number of directors shall be no less than three or more than seven unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of five persons have been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the stockholders for election. The directors to be elected at the Annual Meeting shall be determined by a majority vote of the shares present in person or by proxy, entitled to vote at the Annual Meeting.

         The By-Laws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

         The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting to be held in late
1999, and until their successors are elected and qualify. Each nominee is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:

                                            Principal Occuption
                                              During Past Five           Number of Common    Percentage
                                            Years Or More and Director    Shares Benefically      of Shares
Name                              BiOther Directorships        Since      Owned on 2/17/99     Outstanding
Ruedi G. Laupper      4-22-50           See below             1995             (a)                     %
Josef Laupper         7-22-45           See below             1995             (a)                     %
Dr. Erwin Zimmerli    7-22-47           See below             1995             (a)                     %
Ueli Laupper          4-4-7             See below             1997             (a)                     %
Dr. Sc. Dov Maor      12-6-46           See below             1998             (a)                     %

(a) The  information  under this caption  regarding  ownership of  securities is based upon statements by the individual nominees, directors, and officers as reported and reflected hereinabove under the section entitled "Security Ownership of Certain Beneficial Owners and Management".

                                   INFORMATION CONCERNING NOMINEES FOR DIRECTOR

Nominees

         The following information is submitted concerning the nominees for election as directors:

         Ruedi G. Laupper has been President, Chief Executive Officer and a director of the Company since May, 1995 and Chairman of the Board of Directors since March 1997. In addition, he is Chairman of the Board of Directors and President of the Company's principal operating subsidiaries. Ruedi G. Laupper is the founder of the predecessors of the Company and was Chief Executive Officer of SR-Medical AG until May 1995. He has approximately 23 years of experience in the field of radiology.

         Josef Laupper has been Secretary, Treasurer (until January 1998) and a director of the Company since May, 1995 (with the exception of not having served as Secretary from December 23, 1997 to February 23, 1998). He has held comparable positions with SR-Medical Holding AG, SR Medical AG and their respective predecessors since 1990. He is principally in charge of the Company's administration. Josef Laupper has approximately 19 years of experience within the Medical device business. Josef Laupper is the brother of Ruedi G.
Laupper.

         Dr. Erwin Zimmerli has been a director of the Company since May, 1995 and since January 1998, a member of the Company's Independent Audit Committee. Since receiving his Ph.D. degree in law and economics from the University of St. Gall, Switzerland in 1979, Dr. Zimmerli has served as head of the White Collar Crime Department of the Zurich State Police (1980-86), as an expert of a Swiss Parliamentary Commission for penal law and Lecturer at the Universities of St. Gall and Zurich (1980-87), Vice President of an accounting firm

(1987-1990) and Executive Vice President of a multinational aviation company (1990-92). Since 1992 he has been actively engaged in various independent consulting capacities primarily within the Swiss legal community.

         Ueli Laupper has overall Company responsibilities in the area of international marketing and sales with approximately eight years of experience within the international X-ray market. He has been Vice President of International Sales since March, 1997 and a director of the Company since March, 1997. He was Chief Executive Officer of SR Medical AG from July 1995 until June 30, 1997. Since the beginning of July 1998, he has been in charge of the Company's US Operations and currently serves as CEO of both Swissray Medical Systems, Inc. and Swissary Healthcare, Inc. as well as President of Swissray America Inc. since the latter's formation in September 1998. Ueli Laupper is the son of Ruedi G. Laupper

         Dr. Sc. Dov Maor was appointed as a member of the Company's Board of Directors and a member of its Independent Audit Committee effective March 26, 1998. Dr. Sc. Maor currently holds the position of Vice President for Technology with Elbit Medical Imaging, Haifa. Dr. Sc. Dov Maor is well experienced in the field of Nuclear Medicine and medical imaging and has been employed for over 10 year in a leading position in Research & Development. Additionally, he was working in conjunction with the Max Planck Institute for Nuclear Physics in Heidelberg within his field of experience. In addition to his technical knowledge, Dr. Sc. Dov Maor is experienced in the commercial sector of the industry.

Vote Required for Approval

         The five nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               FOR EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS

Compensation of Directors

         Directors of the Company receive $10,000 annually for serving as directors except for Josef Laupper, who receives $12,000 and Ruedi G. Laupper, the Chairman of the Board of Directors, who receives $15,000.

Board and Committee Meetings

         During the fiscal year which ended June 30, 1998, there were ten meetings of the Board of Directors. Four of the five incumbent directors attended all ten meetings of the Baord while one incumbent director attended the two meetings occurring after the date on which he was elected to the Board of Directors. Two former directors who no longer have any association with the Company attended three meetings during fiscal year ended June 30, 1998. The Board of Directors does not currently have a standing nominating or compensation committee or any committee or committees performing similar functions. It established an independent audit committee effective as of March 26, 1998. The Board of Directors has performed all of the functions that might otherwise be performed by such committees (excepting for the aforesaid independent audit committee).

         The aforesaid independent audit committee was established so as to comply with maintenance standards for the Nasdaq SmallCap Market, on which the Company's Common Stock was quoted until delisting on October 26, 1998. For certain information with respect to such delisting (principally as a result of failure to timely file its Form 10-K for fiscal year ended June 30, 1998), reference is herewith made to the Company Form 8-K and 8-K/A (inclusive of exhibits thereto) with date of report of November 3, 1998.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. Information concerning each executive officer's age, position and certain other information with respect to each executive officer can be found herein under the section entitled "Election of Directors" excepting for information with respect to Herbert Laubscher who resigned from all positions held effective December 31, 1998 and excepting with respect to information regarding Messrs. Erich A. Kalbermatter and Michael Laupper (each of whom serve as Company officers) which information appears directly below.

         Erich A. Kalbermatter, commenced serving the Company in the position of Chief Operating Officer in April 1998. Mr. Kalbermatter was a member of ASCOM's Group Management, an international communications corporation. Mr. Kalbermatter, whose background is principally as an internationally experienced manager with expertise in the areas of electronics and telecommunications, has also served as managing director of Private & Business Communications of ASCOM Ltd., Berne, Switzerland being responsible for the turn-over of more than 1 billion Swiss Francs, with approximately 4,800 employees worldwide.

         Michael Laupper assumed the position of Interim Chief Financial Officer of the Company effective January 1, 1999, having previously served as Controller working in conjunction with the Company's former CFO. Michael Laupper conpleted his commercial education in the chemical industry in 1991 in Switzerland and has additionally completed studies in finance and accounting (in the United States during 1996-97). He has served the Company in various management postitons at SR Management AG. a Company subsidiary, prior to assuming his current position. Michael Laupper is the son of Ruedi G. Laupper.


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information for the fiscal years ended June 30, 1996, 1997 and 1998 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Company, the three other most highly compensated executive officers of the Company as of June 30, 1998 and the former Chairman of the Board of Directors (the "Named Executive Officers"):

                                                        Annual Compensation          Long-Term Compensation
                                            Fiscal                                Other Annual       Stock         All Other
Name and Principal Position         Year    Salary      Bonus       Compensation      Options     Compensation
Ruedi G. Laupper                    1998    $189,644     ---         $15,000 (1)        ---         ---
  President and Chief Executive     1998                             $1,122,973 (7)
  Officer, Chairman of the          1997    $146,983     ---         $15,000 (1)    120,000(5)      ---
  Board of Directors                1996    $161,085     ---         $15,000 (1)        ---         ---

Josef Laupper                       1998    $ 94,669     ---         $12,000 (1)        ---         ---
  Secretary, Treasurer              1997    $ 96,861     ---         $12,000 (1)        ---         ---
                                    1996    $106,229     ---         $12,000 (1)        ---         ---

                                        7




                                                         Annual Compensation          Long-Term Compensation
                                                Fiscal                             Other Annual       Stock         All Other
Name and Principal Position         Year        Salary   Bonus       Compensation     Options     Compensation

Ueli Laupper                        1998    $ 95,685     ---         $10,000 (1)        ---         ---
  Vice President International      1997    $    ---     ---         $    ---           ---         ---
  Sales (2)                         1996    $    ---     ---         $    ---           ---         ---

Herbert Laubscher                   1998    $ 79,244     ---         $                  ---         ---
  Chief Financial Officer (2)(3)    1997    $    ---     ---         $    ---           ---         ---
                                    1996    $    ---     ---         $    ---           ---         ---

Ulrich R. Ernst (4)                 1997    $ 96,979     ---         $10,000 (1)        ---         ---
                                    1996    $ 98,197     ---         $15,000 (1)        ---         ---

Erich A. Kalbermatter               1998    $ 33,652                 $
  Chief Operating Officer (2)(6)
--------------------

(1)      Fees for service on the Board of Directors of the Company.
(2)      Compensation did not exceed $100,000 in any fiscal year.
(3) Herbert Laubscher joined the Company in August of 1996 and served as Treasurer until his resignation effective December 31, 1998.
(4) Ulrich R. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.
(5) The options, which were fully vested on date of grant (6/13/97), were issued in exchange for services to the Company as Chairman of the Board of Directors.
(6)      Erich A. Kalbermatter joined the Company on April 14, 1998.
(7) Compensation paid in equivalent of 48,259 post reverse split shares of Common Stock for cancellation of Common Stock held by officer.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

         With respect to the Named Executive Officers there were no granting of stock options under either the Company's 1996 or 1997 Stock Option Plans (the "Plans") during the fiscal year ended June 30, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND YEAR-END OPTION VALUES (1)

                               Number of Securities Underlying        Value of Unexercised
                                    Unexercised Options               In-the-Money Options
                                    at Fiscal Year-Ended              at Fiscal Year -Ended ($)
Name                              Exercisable/Unexercised           Exercisable/Unexercisable (2)
Ruedi G. Laupper                        12,000/0 (3)                     $    0/0
Josef Laupper (4)                            0/0                              0/0
Ueli Laupper (4)                             0/0                              0/0
Herbert Laubscher (4)                        0/0                              0/0
---------------

(1) No options were exercised by a Named Executive Officer during the fiscal year ended June 30, 1998.
(2) Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.
(3) Includes 12,000 options which are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him.
(4)      These individuals own no stock options of the Company.

                                        8

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION included herein shall not be incorporated by reference into any such filings.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Board of Directors, the members of which are Ruedi G. Laupper, Josef Laupper, Ueli Laupper, Erwin Zimmerli and Dov Maor, has furnished the following report on executive compensation:

To: The Stockholders of SWISSRAY International, Inc.

         The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Company's executive officers, including the Company's President, Chief Executive Officer and Chairman of the Board of Directors, is intended to reflect the responsibility associated with each executives position, the past performance of the specific executive and the goals of management.

         The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Accordingly, Ruedi G. Laupper's compensation in fiscal 1998 was not specifically tied to any measures of return on equity or earnings targets.

                   The foregoing report has been furnished by:

                                Ruedi G. Laupper
                                 Joseph Laupper
                                  Ueli Laupper
                                 Erwin Zimmerli
                                    Dov Maor

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company had no Compensation Committee during the last completed fiscal year. The Corporation's executive compensation was supervised by all members of the Company's Board of Directors and the following directors were concurrently officers of the Company in the following capacities: Ruedi G. Laupepr (Chairman of the Board of Directors, President and Chief Executive Officer); Josef Laupper (Secretary and Treasurer) and Ueli Laupper (Vice President International Sales). No executive officer of the Company served as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

         While the Company did not issue any shares of its Common Stock to any of its officers during fiscal year ended June 30, 1998 it did issue 48,259 shares of Common Stock to a company controlled by Ruedi G. Laupper pursuant to an agreement between Ruedi G. Laupper and the Company, dated as of June 30, 1997, in consideration of Mr. Laupper's agreement to the temporary cancellation of 160,863 shares of Common Stock held by Ruedi G. Laupper or companies controlled by him to enable the Company to maintain a sufficient number of shares of Common stock to meet certain obligations of the Company to issue Common Stock and to permit certain financings prior to the increase of the number of authorized shares of Common Stock from 15,000,000 to 30,000,000.

                                  BENEFIT PLANS

         The Swiss and German subsidiaries, mandated by government regulations, are required to contribute approximately five percent (5%) of eligible, as defined, employees' salaries into a government pension plan. The subsidiaries also contribute approximately five percent (5%) of eligible employees salaries into a private pension plan. Total contributions charged to operations for the years ended June 30, 1998 and 1997 were $347,854 and $274,009, respectively.

                              CERTAIN TRANSACTIONS

         See paragraph 2 above under the heading "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION".

           PROPOSAL NO. 2 - PROPOSAL TO RATIFY THE BOARD OF DIRECTORS'
                SELECTION OF FELDMAN SHERB EHRLICH & CO., P.C. AS
                      INDEPENDENT AUDITORS FOR THE COMPANY

         On November 6, 1998 the Board of Directors selected Feldman Sherb Ehrlich & Co., P.C. as the Company's auditors for the fiscal years ending June 30, 1998 and 1999 and is submitting the selection to stockholders for ratification. Feldman Sherb Ehrlich & Co., PC. has audited the books, records and accounts of the Company for the fiscal year ended June 30, 1998. Representatives of Feldman Sherb Ehrlich & Co., P.C. are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

         Feldman Sherb Ehrlich & Co., P.C. ("FSE") audited the books, records and accounts of the Company for the fiscal year ended June 30, 1998 subsequent to the Company's termination of its relationship with its prior auditors STG-Coopers & Lybrand AG, which firm did not audit the Company's financial statements prior to termination or otherwise. The decision to retain FSE was approved by the Board of Directors. For specific information as to why the Company changed auditors, reference is made to Form 8-K and 8-K/A with date of report of November 3, 1998 copies of which will be made available at the Annual Meeting.

         During the two most recent fiscal years, and subsequent interim period, if any, there were no disagreements with the former accountants (Bederson & Co. LLP, who audited the Company's books and records for fiscal years ended June 30, 1996 and 1997) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

         During the two most recent fiscal years, and any subsequent interim period neither the Company nor anyone on the Company's behalf consulted the newly engaged accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Vote Required for Approval

         Ratification of the selection of Feldman Sherb Ehrlich & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB
          EHRLICH & CO., P.C. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE
         COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR
                              ENDED JUNE 30, 1999.

                  PROPOSAL NO. 3 - APPROVAL OF THE CREATION OF
                           A CLASS OF PREFERRED STOCK

         The Board of Directors recommends that a class of preferred stock be created to provide the Company with additional flexibility in raising capital which it currently does not have.

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for the issuance of up to 1,000,000 shares of preferred stock, par value $.01 (the "Preferred Stock") in one or more series.

         The designations, preferences, conversions rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") of the Preferred Stock will be determined by the Board of Directors. Thus, the Board of Directors will, in the event of the approval of this proposal by the Company's stockholders, be entitled to authorize the creation and issuance of 1,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board of Directors' sole discretion, with no further authorization by security holders required for the creation and issuance thereof. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated at this time.

         The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board of Directors' ability to issue Preferred Stock may discourage the potential hostility of an acquiror, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquiror may result in, amongst other things, terms more favorable to the Company and its stockholders. Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of the Common Stock. The Company presently has no plans to issued Preferred Stock.

Vote Required for Approval

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Annual Meeting and entitled to vote is required to approve the amendment set forth in Proposal 3.
If approved by the stockholders, the amendment to the Certificate of Incorporation (authorizing the creation of the Preferred Stock) will become effective upon filing with the Secretary of State of New York of a Certificate of Amendment to the Company's Certificate of Incorporation which filing is expected to take place shortly after the Annual Meeting.

         The Certificate of Amendment would amend and restate Article Fourth of the Company's Certificate of Incorporation to read as follows:

                  The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is Fifty-one Million (51,000,000), of which 50,000,000 shall be Common Stock, par value $.01 per share, and 1,000,000 shall be Preferred Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights.

         Alternatively, if both Proposals 3 and 4 (reincorporation of Company in State of Delaware) are approved, then the current Certificate of Incorporation shall not be amended (in New York) but rather the following action shall be taken:

         If the Preferred Stock Proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effectuated if the Reincorporation Proposal is approved by the Company's stockholders (and, as aforesaid, on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved).

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
         AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                     CREATION OF A CLASS OF PREFERRED STOCK.

             PROPOSAL NO. 4 - CHANGE THE STATE OF INCORPORATION FROM
                              NEW YORK TO DELAWARE

         The proposed reincorporation will be effected by the merger of the Company into a wholly-owned Delaware subsidiary of the Company organized for such purpose (interchangeably, the "Delaware Company" or the "Surviving Corporation"). The Delaware Company will be the surviving corporation in the Merger. There will be no change in the business or properties of the Company and the Delaware Company as a result of the Merger, and the Surviving Corporation will assume all of the obligations of the Company. The directors and officers of the Surviving Corporation will be the same as those of the Company.

         The Plan of Merger (the "Merger Agreement"), in the form attached hereto as Exhibit B, providing for the Merger has been unanimously approved by the Board of Directors.

         The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the Merger if for any reason, including, but not limited, to the number of shares for which appraisal rights have been exercised and the cost to the Company thereof, the Board of Directors determines that it is inadvisable to proceed with the Merger. See "Rights of Dissenting Stockholders" below.

         The Certificate of Incorporation for the Delaware Company (the "Delaware Certificate") provides for the authorization of 50,000,000 shares of Common Stock of the Company, $.0001 par value per share and 1,000,000 shares of Preferred Stock, $.0001 par value per share. Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock will be converted into a fully paid and non-assessable share of Common Stock of the Surviving Corporation with identical rights attached thereto, i.e. the holders of Common Stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking funds provisions applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters which stockholders may vote on at all meetings of stockholders. For information concerning creation of a class of Preferred Stock, reference is herewith made to Proposal #3 hereof. Outstanding options and warrants to purchase any number of shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of the Surviving Corporation's Common Stock at the same exercise price. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING CERTIFICATES FOR SHARES OF COMMON STOCK OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates representing shares of the Surviving Corporation's Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         The Company's Common Stock will continue to trade, post merger, on the same market that it was trading pre-merger.

         AT THE EFFECTIVE TIME OF THE MERGER, THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE STOCKHOLDERS.

Certain Anti-Takeover Provisions in Proposed Delaware Certificate of Incorporation (Proposal No. 4) and Possible Future Issuances of Preferred Stock (Proposal No. 3).

         The Company's proposed Delaware Certificate of Incorporation and Delaware General Corporation Law contain certain provisions that may have the effect of inhibiting a non-negotiated merger or other business combination involving the Company. Such provisions are intended to encourage any person interested in acquiring the Company to negotiate with and obtain the approval of the Board of Directors in connection with any such transaction. These provisions include undesignated preferred stock and the application of the Delaware General Corporation Law. Certain of these provisions may discourage a future acquisition of the

Company that is not approved by the Board of Directors in which stockholders might receive a premium over the market value for their shares. As a result, stockholders who might desire to participate in such transaction may not have the opportunity to do so. See also Proposal No. 3, fourth paragraph regarding Preferred Stock.

         For additional information and details relating to these and other changes, reference is made to the Delaware Certificate, attached to this Proxy Statement as Exhibit A, and the discussions in this Proxy Statement under "Principal Reasons for Changing the State of Incorporation," "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws." The discussion herein of the provisions of the Delaware Certificate is subject to, and qualified in its entirely by, reference to all the provisions of the Delaware Certificate. Copies of the Certificate of Incorporation and By-laws of the Company and the Certificate of Incorporation and By-laws of the Delaware Company are available for inspection at the principal office of the Company.

Principal Reasons for Changing the State of Incorporation

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

         It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been publicly criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware General Corporation Law (the "Delaware GCL") and the New York Business Corporation Law (the "New York BCL") see "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-Laws" below.

         In the event the Reincorporation Proposal is not approved, the Company will remain a New York corporation.

Principal Differences Between New York and Delaware Corporation Laws

         The Merger will effect several changes in the rights of stockholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in many respects. Summarized below are certain of the principal differences affecting the rights of stockholders. This summary does not purport to be a complete statement of differences affecting stockholders' rights under the New York BCL and the Delaware GCL and is subject to, and qualified in its entirely by reference to, all the provisions thereof.

Dividends.

         The Delaware GCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the New York BCL, dividends may be paid only out of surplus. The Company does not now, and has not recently, paid any dividends on its Common Stock. The payment by the Company of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors. By reason of its present financial status and its contemplated financial requirements, the Company does not contemplate or anticipate paying any dividends upon its Common Stock in the foreseeable future

Dissenters' Rights of Appraisal.

         Under the New York BCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The Delaware GCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the Delaware GCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or are held of record by more than 2,000 stockholders.

         The Company's Common Stock was listed on the NASDAQ SmallCap Market until delisting in October 1998. Such delisting decision is currently under appeal and in the event that the Company prevails (of which no assurance whatsoever can be given) the Delaware Company's Common Stock will be listed on the NASDAQ SmallCap Market.

         The availability of appraisal rights to stockholders of the Company who dissent from the Merger is discussed under "Rights of Dissenting Stockholders" below.

Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares.

         The New York BCL, requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The Delaware GCL does not require stockholders approval of such transactions. However, if the Company once again becomes subject to the rules of NASDAQ it may require stockholder approval of the Company's option plans and grants thereunder in certain instances.

Vote Required.

         The New York BCL requires that certain mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of not less than two- thirds of the outstanding stock entitled to vote thereon. Under the Delaware GCL, such transactions require approval by the holders of a majority of the outstanding stock entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding stock is involved and (ii) the merger results in no more than a 20% increase in its outstanding common stock.

Loans to Directors.

         Under the Delaware GCL, loans may be made to employees or officers, even those who are also directors if the Board of Directors finds that the loan may benefit the corporation. The New York BCL requires that loans to directors be authorized by an affirmative vote of stockholders.

Redeemable Shares.

         The Delaware GCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder, while the New York BCL generally permits redemption only at the option of the corporation.

Corporate Action without a Stockholders' Meeting.

         The New York BCL permits corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action. The Delaware GCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

Consideration for Shares.

         Under the New York BCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

Classification of the Board of Directors.

         The New York BCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, provided that separate classes of directors must have staggered terms of office with only one class of directors coming up for election each year. Neither the Delaware Certificate nor the Certificate of Incorporation of the Company provide for a classified board of directors.

Business Combination Statutes.

         The New York BCL prohibits any "business combination" (as therein defined) between a "domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (ii) certain statutory fair price requirements are met. A
"resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% owned subsidiaries , if any), and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

         The Delaware GCL prohibits any "business combination" between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless
(i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this law.

Number of Directors.

         Under the Delaware GCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and stockholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

         Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the stockholders or of the board of directors under specific provisions of the by-laws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific limitation of a by-law adopted by the stockholders, subject to certain limitations.

Inspection of Stockholder's List.

         With respect to the inspection of stockholder's lists, the New York BCL provides a right of inspection on at least 5 days written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding his demand or (ii) any person holding, or thereunto authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

         The Delaware GCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

Changes in Certificate of Incorporation and By-Laws

         The Delaware Certificate differs from the Certificate of Incorporation of the Company primarily as a result of differences between the Delaware GCL and the New York BCL. The By-laws of the two corporations likewise differ primarily as a result of differences between the Delaware GCL and the New York BCL and the Delaware Certificate and the Certificate of Incorporation of the Company. Set forth below is a discussion of certain significant changes set forth in the Delaware Certificate.

Change of Company Purposes.

         The purpose for which the Company was formed as set forth in its Certificate of Incorporation initially adopted in 1968 and subsequently amended included certain activities in which the Company, in its present form is no longer engaged. Moreover, the Company may elect to pursue other activities in the future. The Delaware Certificate states broadly that the Company's purpose is to engage in any lawful activity, which is the customary purpose clause for modern corporations.


Change in Par Value of Authorized Capital Stock.

         The Delaware Certificate authorizes the Company to issue up to 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock and sets the par value of $ .0001 per share for both classes of stock instead of the current $.01 par value per share of Common Stock. The purpose and effect of this change in par value is to minimize the annual franchise tax payable by the Company.

Indemnification and Elimination of Liability.

         The Delaware Certificate and the By-laws of the Delaware Company contain indemnification provisions eliminating the personal liability of directors to the fullest extent permitted by the Delaware GCL. The provision is parallel to the provision of the Company's Certificate of Incorporation eliminating the liability of directors of the Company to the extent permitted by the New York BCL.

Transactions with Affiliates.

         The Delaware Certificate does not contain provisions requiring special authorization in respect of certain transactions with affiliated stockholders, since the purpose of the provisions to this effect in the Company's Certificate of Incorporation is addressed by Section 203 of the Delaware GCL.

Rights of Dissenting Stockholders.

         Because the Company will not be technically the "surviving corporation," stockholders of the Company who do not vote in favor of the Reincorporation Proposal may have the right to seek to obtain payment in cash of the fair value of their shares by complying with the requirements of Section 623 of the New York BCL. The dissenting stockholders must file with the Company before a taking of the vote on the Reincorporation Proposal a written objection including a statement of intention to demand payment for shares and stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of such shares if the Merger is consummated. Such stockholder may not dissent as to less than all shares owned. Within ten days after the vote of stockholders authorizing the Reincorporation Proposal, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the filing of such notice, any stockholder to whom the Company failed to give notice of the Annual Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of the shares. Such stockholder may not dissent as to less than all shares owned. At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certain certificates representing shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder.

         Failure to submit the certificates may result in the loss of dissenter's rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of value. A negative vote on the Reincorporation Proposal does not constitute a written objection required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal, however, will not constitute a waiver of rights under Section 623 provided that a written objection has a been properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section.

         Because the Reincorporation Proposal does not involve any change in the nature of the Company's business but is a technical matter only, management hopes that no stockholder will exercise dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

Federal Income Tax Consequences

         Holders of the Company's Common Stock who do not exercise their dissenter's rights will not recognize gain or loss for federal income tax purposes as a result of the Merger and the conversion of their shares into shares of the Delaware Company. The basis of the shares of the Delaware Company in the hands of each stockholder will be the same as the basis of the holder's shares of the Company, and the holding period for shares of the Delaware Company will include the holding period for shares of the Company, provided that the shares of the Company were held as capital assets at the date of the Merger. Stockholders who exercise their dissenters' rights to obtain payment for their shares will recognize such gain or loss.

Vote Required for Approval of the Reincorporation Proposal

         Approval of the Reincorporation Proposal will require the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal, unless stockholders specify otherwise.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
                     VOTE FOR THE REINCORPORATION PROPOSAL.

          PROPOSAL NO. 5 - APPROVAL OF THE SWISSRAY INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

         On January 30, 1996 the Board of Directors adopted the Company's 1996 Non-Statutory Stock Option Plan. Substantially all of the options under such plan have been granted. Thereafter, the Board of Directors approved the SWISSRAY International, Inc. 1997 Stock Option Plan. The purpose of the Stock Option Plans are (i) to ensure that a sufficient number of shares of Common Stock will be available for grants of options to provide an incentive to employees, non-employee directors, consultants, attorneys and advisors for their services to the Company and (ii) to give the Company additional flexibility in compensating employees and other individuals with stock options. No options were granted under the 1997 Stock Option Plan.

         The Board of Directors in February 1999 adopted the Company's 1999 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 1999 Non-Statutory Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

         The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit D. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

Summary Description of the SWISSRAY International, Inc. 1999 Non-Statutory Stock Option Plan

         The purpose of the Non-Statutory Stock Option Plan ("Plan"), attached hereto as Exhibit D, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

         The maximum number of options that may be granted under this Plan shall be options to purchase __________ shares of Common Stock.

         The Board of Directors of the Company or a Compensation Committee (once established) will administer the Stock Option Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 110% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval wil not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the NSO price

(except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the Stock Option Plan will remain in effect until terminated by the Board of Directors.

Federal Tax Consequences

         The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

         The grant of an option will create no tax consequences for the grantee or the Company. Upon exercising a NSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         The participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares.

         Additionally,   the   following   tax  effects  on  Stock  Option  Plan
participation may be considered:

         Tax Treatment to the Participants. The Stock Option Plan provides for the grant of nonqualified stock options. A description of these options and certain federal income tax aspects associated therewith is set forth below. Because tax results may vary due to individual circumstances, each participant in the Stock Option Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

         Federal Income Tax Treatment of Nonqualified Stock Options. No income is recognized by an optionee when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of
1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after exercise). If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

Vote Required for Approval

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
              THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION PLAN

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.

         According to the Company's records, the following filings appear not to have been timely made: one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering two transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Ruedi G. Laupper; one initial statement of beneficial ownership on Form 3 was not filed timely by Ueli Laupper; one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Tomlinson Holding, Inc.; one initial statement of beneficial ownership on Form 3 was not filed timely by Josef Laupper; one initial statement of beneficial ownership on Form 3 was not filed timely by Ulrich R. Ernst; one initial statement of beneficial ownership was not filed timely by Berkshire Capital Management and one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Erwin Zimmerli.

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 1999
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 1999 Annual Meeting will be held on or about December 15, 1999 and that the proxy materials for the 1999 Annual Meeting will be mailed on or before November 15, 1999. If any stockholder wishes a proposal to be considered for inclusion in the 1999 Proxy Statement, this material must be received by the Chief Executive Officer no later than August 27, 1999.

                                  ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended June 30, 1998 is being mailed on or about February 19, 1999, together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each stockholder of record on February 17, 1999.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                       By Order of the Board of Directors



                                Ruedi G. Laupper
                       Chairman of the Board of Directors,
                      President and Chief Executive Officer

New York, New York
February 19, 1999

                                  EXHIBIT INDEX

Number                    Description

Exhibit A      Delaware Certificate of Incorporation (1)

Exhibit B      Agreement and Plan of Merger of SWISSRAY International, Inc. (New
               York) and SWISSRAY International, Inc. (Delaware) (1)

Exhibit C      Amended New York Certificate of Incorporation (2)

Exhibit D      1999 Non-Statutory Stock Option Plan







(1) To be utilized if both Proposals 3 and 4 are approved and to be utilized (without creation of class of Preferred Stock) if Proposal 4 is approved but Proposal 3 is not.

(2)      To be used if Proposal 3 is approved but Proposal 4 is not approved.

                          CERTIFICATE OF INCORPORATION
                                       OF
                          SWISSRAY INTERNATIONAL, INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the proviso and subject to the requirements of the Laws of the State of Delaware (particularly Chapter 1 Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST:   The name of the corporation (hereinafter called the
"Corporation") is SWISSRAY International, Inc.

         SECOND: The address, including street number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

         THIRD:            The purpose of the corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no way limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this Certificate of Incorporation; provided, that the Corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Delaware which, under the laws thereof, the Corporation may not lawfully conduct, promote, or exercise.

         FOURTH: The total number of shares of Common Stock which the Corporation shall have authority to issue is Fifty One Million (51,000,000) shares, of which Fifty Million (50,000,000) shall be Common Stock, par value $.0001 per share without cumulative voting rights and without any preemptive rights and One Million (1,000,000) shall be Preferred Stock, par value $.0001 per share.

         The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors.

         FIFTH:  The name and mailing address of the incorporator is as follows:

              Name                                   Mailing Address

         Ruedi G. Laupper                           SWISSRAY International, Inc.
                                                    200 East 32nd Street
                                                    New York, New York  10016

         SIXTH:   The Corporation is to have perpetual existence.

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH:           For the management of the business and for the
conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of Directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of Directors" shall be deemed to have the same meaning, to wit, the total number of Directors which the Corporation would have if there were no vacancies. No election of Directors need be by written ballot.

         2. After the original or other By-Laws of the Corporation have been adopted, amended or repealed as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of Directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

         3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (c)(2) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         NINTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of Section 102 of the General Corporate Law of the State of Delaware, as the same may be amended and supplemented. No amendment or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         TENTH:  The  Corporation  shall,  to the fullest  extent  permitted  by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the Laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

         TWELFTH: No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit.

         THIRTEENTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including without limitation:

a.    the interests of the Corporation's stockholders;

b.    whether the proposed transaction might violate federal or state laws;

c. not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

d. the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

         FOURTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the By-laws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-laws of this Corporation), the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of ARTICLE THIRTEEN hereof.

         FIFTEENTH:        The effective date of the Certificate of
Incorporation of the Corporation, and the date upon which the existence of the Corporation shall commence, shall be its date of filing.

Signed:  New York, New York
             March   , 1999


                                                 Ruedi G. Laupper, Incorporator

                          AGREEMENT AND PLAN OF MERGER
                                       OF
              SWISSRAY International, Inc. (A New York Corporation)
                                       and
              SWISSRAY International, Inc. (A Delaware Corporation)

AGREEMENT AND PLAN OF MERGER, dated as of March , 1999, by and between SWISSRAY International, Inc. a New York corporation ("SRMI"), and SWISSRAY International, Inc., a Delaware corporation ("Surviving Corporation").

WITNESSETH:

SRMI is a corporation duly organized and existing under the laws of the State of New York.

Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

The authorized number of shares of SRMI is 50,000,000 shares of Common Stock, $.01 par value.

The authorized number of shares of Surviving Corporation is 51,000,000 shares of which 50,000 shares shall be Common Stock, $ .0001 par value per share and 1,000,000 shares shall be Preferred Shares, $.0001 par value per share.

The Boards of Directors of SRMI and Surviving Corporation deem it advisable for the mutual benefit of SRMI and Surviving Corporation, and their respective shareholders, that SRMI be merged with and into Surviving Corporation and have approved this Agreement and Plan of Merger (the "Agreement").

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and provisions hereinafter contained, the parties hereto agree that, in accordance with the applicable laws of the States of New York and Delaware, SRMI shall be, at the Effective Date of the Merger (as hereinafter defined), merged with and into Surviving Corporation, which shall be the surviving corporation, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

                                    ARTICLE I

Merger

1.1 On the Effective Date of the Merger, SRMI shall be merged with and into Surviving Corporation. The separate existence of SRMI shall cease and Surviving Corporation shall continue in existence and, without other transfer, succeed to and posses all the properties, rights, privileges, immunities, powers, purposes and franchises, of a public, as well as of a private nature, and shall be subject to all of the obligations, liabilities, restrictions, disabilities and duties of SRMI and Surviving Corporation, all without further act or deed, as provided in Section 259 of the Delaware General Corporation Law.

1.2 All rights of creditors and all liens upon the property of either SRMI or Surviving Corporation shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including, but not limited to, the obligations of SRMI pursuant to any existing guarantees, leases, stock options or other contracts or agreements, of either SRMI or Surviving Corporation shall, on the Effective Date of the Merger, become the responsibility and liability of Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option plans), policies, arrangements, approvals and authorizations of SRMI, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of Surviving Corporation and shall be as effective and binding thereon as the same were with respect to SRMI.

1.3 Prior to the Effective Date of the Merger, SRMI and Surviving Corporation shall take all such action as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date of the Merger Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further actions necessary or desirable to vest in or confirm to Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of SRMI, the officers and directors of SRMI, at the expense of Surviving Corporation, shall execute and deliver all such instruments and take all such action as Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE II

Terms and Conditions of the Merger

The terms and conditions of the Merger, including the manner and basis of converting the shares of capital stock of SRMI into shares of capital stock of Surviving Corporation shall be as follows:

2.1 Certificate of Incorporation. From and after the Effective Date of the Merger and until thereafter amended as provided by law, the Certificate of Incorporation of Surviving Corporation in effect on the date hereof, as set forth in Exhibit A shall be the Certificate of Incorporation of Surviving Corporation.

2.2 By-laws. The By-laws of SRMI and/or Surviving Corporation, as the case may be, in effect on the Effective Date of the Merger shall continue in force and be the By-laws of Surviving Corporation until altered, amended or repealed.

2.3 Directors and Officers. The directors and officers of SRMI in office on the Effective Date of the Merger shall continue in office as, and be and constitute, the directors and officers of Surviving Corporation, each to hold office as provided by the By-laws until his successor shall have been elected and shall have qualified or until his earlier death, resignation or removal.

2.4 Conversion of Outstanding Shares, Rights and Options. The manner and basis of converting the shares, rights and options to purchase shares of SRMI into shares, rights and options to purchase shares of Surviving Corporation, and the cancellation and retirement of shares of Surviving Corporation, shall be as follows:

2.4.1 Each share of Common Stock, par value $ .01 per share, of SRMI issued and outstanding, or held in the treasury of SRMI, on the Effective Date of the Merger shall forthwith and without the surrender of stock certificates or any other action, be converted into the fully-paid and non-assessable share of Common Stock, par value $ .0001 per share, of Surviving Corporation, issued and outstanding or held in the treasury of Surviving Corporation, as the case may be.

2.4.2 Each option or right to purchase shares of Common Stock, par value $ .01 per share, of SRMI which has been granted pursuant to any stock option plan or financing of any nature of SRMI or otherwise, on the Effective Date of the Merger shall forthwith and without any action by the holder of such option or right, be converted into an option to purchase the same number of shares of Common Stock, par value $ .0001 per share, of Surviving Corporation on the same terms and with the same exercise price as such options contained immediately prior to the Effective Date of the Merger.

2.5 Dividends. The holders of shares of Common Stock of SRMI shall be entitled to receive from Surviving Corporation (i) those dividends, if any, which were declared by the Board of Directors of SRMI prior to, but not yet paid, as of the Effective Date of the Merger and (ii) those dividends which may be declared by the Board of Directors of Surviving Corporation subsequent to the Effective Date of the Merger pursuant to the Certificate of Incorporation of Surviving Corporation, and no holder of shares of Common Stock of SRMI shall be entitled to any other dividends which might otherwise accrue on or prior to the Effective Date of the Merger.

                                   ARTICLE III

Procedures Regarding Stock Certificates

From and after the Effective Date, each outstanding stock certificate theretofore representing shares of Common Stock of SRMI shall represent the same number of shares of Common Stock of Surviving Corporation. Each holder of a certificate or certificates theretofore representing shares of Common Stock of SRMI may, but shall not be required to, surrender the same to Surviving
Corporation for cancellation and exchange or transfer, and such holder or his transferee shall be entitled to receive certificates representing one share of the Common Stock of Surviving Corporation for each of Common Stock of SRMI represented by the certificates surrendered. Until so surrendered for cancellation and exchange or transfer each outstanding certificate which, prior to the Effective Time, represented shares of Common Stock of SRMI, shall be deemed and treated for all purposes to represent the ownership of the same number of shares of the Common Stock of Surviving Corporation as though such surrender had taken place.

                                   ARTICLE IV

Effective Date

This Agreement shall be submitted to the stockholder of Surviving Corporation and the shareholders of SRMI at meetings which shall be convened on or prior to March 24, 1999, or such other dates as may be agreed on by the parties, as provided by the applicable laws of the States of New York and Delaware. If this Agreement is duly authorized and adopted by the requisite votes of the holder of Common Stock of Surviving Corporation and holders of

Common Stock of SRMI and this Agreement is not terminated pursuant to the provisions of Article V hereof, then a certificate of merger shall be filed in accordance with the laws of the State of Delaware and a certificate of merger shall be filed in accordance with the laws of the State of New York. The Merger shall become effective upon the filing of the certificates of merger with the Secretaries of State of the States of New York and Delaware (the "Effective Date of the Merger").
                                    ARTICLE V

Approval of Shareholders --- Termination

5.1 This Agreement shall be submitted to the shareholders of SRMI and the stockholders of Surviving Corporation as provided by law, and it shall take effect and be deemed and be taken to be the Agreement and Plan of Merger of SRMI and Surviving Corporation upon the approval or adoption thereof by the shareholders of SRMI and the stockholder of Surviving Corporation, in accordance with the requirements of the laws of the State of New York and the State of Delaware, and upon the execution, filing and recording of such documents and the doing of such other acts and things as shall be required for accomplishing the merger under the provisions of the applicable statutes of the State of New York and of the State of Delaware.

5.2 At any time prior to the filing of the certificates of merger with the Secretary of State of the States of Delaware and New York, this Agreement may be terminated by the board of directors of either SRMI or Surviving Corporation, notwithstanding the approval of this Agreement by either or both of the shareholders of SRMI and the stockholders of Surviving Corporation, if for any reason the board of directors of SRMI or Surviving Corporation determines that it is inadvisable to proceed with the Merger, including, without limitation, giving consideration to the number of shares for which appraisal rights have been exercised and the cost to SRMI thereof.

5.3 In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 5.2, this Agreement shall become null and void and have no effect, without any liability on the part of either SRMI or Surviving Corporation or any of their respective shareholders, stockholders, directors or officers.

                                   ARTICLE VI

Certain Agreements of Surviving Corporation

6.1 Surviving Corporation, as the surviving corporation, hereby agrees that it may be served with process in the State of New York in any proceeding for the enforcement of any liability or obligation of SRMI or of the rights of dissenting shareholder of SRMI.

6.2 Surviving Corporation, as the surviving corporation, hereby irrevocably appoints the Secretary of the State of New York as its agent to accept service of process in any action or proceeding described in Section 6.1.

6.3 Surviving Corporation, as the surviving corporation, hereby agrees that it will promptly pay to dissenting shareholders, if any, of SRMI the amount, if any, to which such dissenting shareholders shall be entitled pursuant to the laws of the State of New York.

                                   ARTICLE VII

Miscellaneous

7.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

7.2 The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each of SRMI and Surviving Corporation, pursuant to authority duly given by resolutions adopted by its Board of Directors has caused these presents to be executed in its name by its President or a Vice-President and its corporate seal to be affixed and attested by its Secretary or an Assistant Secretary.

(Corporate Seal)                                   SWISSRAY INTERNATIONAL, INC.
                                                              (New York)
 Attest:

By:
      Josef Laupper, Secretary


(Corporate Seal)                                   SWISSRAY INTERNATIONAL, INC.
                                                              (Delaware)
Attest:

By:
     Josef Laupper, Secretary

                           CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          SWISSRAY International, Inc.
                      ------------------------------------
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         WE, THE UNDERSIGNED, Ruedi G. Laupper and Josef Laupper, being respectively the president and the secretary of SWISSRAY International, Inc. hereby certify:

         1.       The name of the corporation is SWISSRAY International, Inc.

         2. The certificate of incorporation of said corporation was filed with the Department of State on the 2nd day of January. 1968 under the name CGS Units Incorporated.

         3. That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

                  Article 4 of the Certificate of Incorporation is amended to add 1,000,000 shares of Preferred Stock, $.01 par value, and shall read as follows:

                  "4.  The  total   number  of  shares   authorized   which  the
                  corporation shall have authority to issue is 51,000,000 shares, of which 50,000,000 shares shall be Common Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights and 1,000,000 shares shall be Preferred Stock, par value $.01 per share.

         The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors.

         4. The amendment to the Certificate of Incorporation was authorized by an affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at the Annual Meeting of Shareholders. Said authorization being subsequent to the affirmative vote of the Board of Directors

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this ____ day of March, 1999.



                                                     -------------------------
                                                     Ruedi G. Laupper, President


                                                     -------------------------
                                                     Josef Laupper, Secretary

                          SWISSRAY International, Inc.
                      1999 NON-STATUTORY STOCK OPTION PLAN


1.       Purpose of this Plan.

         This Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of SWISSRAY International, Inc. (the "Company"), a New York corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("NSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Administration of this Plan.

         The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

         A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.


         All NSOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares, and if such approval is not obtained, all NSOs previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.       Designation of Participants.

         The persons eligible for participation in this Plan as recipients of NSOs shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs, if the Committee shall so determine. The granting of an NSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.       Stock Reserved for this Plan.

         Subject to adjustment as provided in Paragraph 9 below, a total of shares of Common Stock ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSO may again be subjected to an NSO under this Plan.

5.       Option Price.

         The purchase price of each share of Stock placed under NSO shall not be less than one hundred ten percent (110%) of the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, or
(iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6.       Exercise Period.

         (a) The NSO exercise period shall be a term of not more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

                  (i) Upon termination of the optionee's employment with the Company for cause;

                  (ii) At the expiration of twelve (12) months from the date of termination of the optionee's employment with the Company for any reason other than death, without cause; provided, that if the optionee dies within such twelve-month period, subclause (iii) below shall apply; or

                  (iii) At the expiration of fifteen (15) months after the date of death of the optionee.

         (b) "Employment with the Company" as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.       Exercise of Options.

         (a) The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

         (b) NSOs may be exercised solely by the optionee during his lifetime, or after his death (with respect to the number of shares which the optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.

8.       Assignability.

         No NSO shall be assignable or otherwise transferable (by the optionee or otherwise) except by will or the laws of descent and distribution. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.       Reorganizations and Recapitalizations of the Company.

         (a) The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

         (b) The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optionee or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

         (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10.      Purchase for Investment.

         Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.       Effective Date and Expiration of this Plan.

         This Plan shall be effective as of February 1, 1999 the date of its adoption by the Board, subject to the approval of the Company's shareholders, and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on February 1, 2009 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.      Amendments or Termination.

         The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would:

         (a) Increase the total number of shares reserved for the purposes of this Plan or decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

         (b)      Extend the NSO period provided for in Paragraph 6; or

         (c) Materially increase the benefits accruing to participants under this Plan; or

         (d) Materially modify the requirements as to eligibility for participation in this Plan; or

         (e) Extend the expiration date of this Plan as set forth in Paragraph 11.

13.      Government Regulations.

         This Plan, and the granting and exercise of NSOs hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.      Liability.

         No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.      Miscellaneous.

         (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

         (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16.      Options in Substitution for Other Options.

         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.      Withholding Taxes.

         Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

                                                    SWISSRAY International, Inc.


ATTEST:
                                                By:  Ruedi G. Laupper, President


By:  Josef Laupper, Secretary

(SEAL)

                         CERTIFICATION OF PLAN ADOPTION


         I, the undersigned Secretary of this Corporation, hereby certify that the foregoing 1999 Non-Statutory Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of March , 1999.




                                                       Josef Laupper, Secretary


(SEAL)

                                OPTION AGREEMENT

The undersigned hereby grants _______________ (pursuant to the SWISSRAY International, Inc. 1999 Non-Statutory Stock Option Plan dated February 1, 1999 attached hereto) an option to purchase ____________ shares of SWISSRAY International, Inc. (the "Corporation").

Option Period. This option shall be for a period of ______ years from the date of this Option Agreement ("Option Period").

Option Price. The option price shall be $ per share for an aggregate of $ if the entire shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: February __, 1999
                                               SWISSRAY International, Inc.



                                               By:  Ruedi G. Laupper,  President



                                               By:  Josef Laupper, Secretary